Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 2/17/04


Blended Coupon 4.3270%


Excess Protection Level
3 Month Average   7.33%
June, 2001   6.86%
May, 2001   7.62%
April, 2001   7.51%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.45%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,631,211,247.25